                                                                   EXHIBIT 10.33

                                                                [CONFORMED COPY]

                              FORBEARANCE AGREEMENT

      FORBEARANCE AGREEMENT dated as of October 17, 2001 with respect to the Credit Agreement dated July 23, 1999 (as heretofore amended, the "CREDIT AGREEMENT") among Lodgian Financing Corp. (the "BORROWER"), Lodgian, Inc. (the "PARENT"), Impac Hotel Group LLC, Servico, Inc., the affiliate Guarantors party thereto, the Lenders party thereto (the "LENDERS"), Morgan Stanley Senior Funding, Inc., as Administrative Agent (the "ADMINISTRATIVE AGENT"), Collateral Agent, Co-Lead Arranger, Joint Book Manager and Syndication Agent, Lehman Brothers Inc., as Co-Lead Arranger and Joint-Book Manager and Lehman Commercial Paper Inc., as Documentation Agent (collectively with the Administrative Agent, the "AGENTS").

                              W I T N E S S E T H :

      WHEREAS, the Borrower has advised the Agents that it does not believe it will be in compliance with Sections 5.04(b) and 5.04(c) of the Credit Agreement for the period ended September 30, 2001, thereby resulting in an Event of Default under Section 6.01(c) of the Credit Agreement (the "SPECIFIED DEFAULTS"); and

      WHEREAS, the Agents and the Lenders have agreed to forbear from exercising certain default-related remedies against the Borrower under the Loan Documents on account of the Specified Defaults for a limited period of time and upon the terms and conditions set forth herein;

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

SECTION 2. Forbearance. (a) The Agents and the Lenders agree that until the expiration of the Forbearance Period, the Agents and the Lenders will temporarily forbear from the exercise of their default-related remedies against the Borrower or any other Loan Party solely to the extent the availability of such remedies arises exclusively from the Specified Defaults; provided that the Borrower shall comply during the Forbearance Period with all provisions, limitations, restrictions or prohibitions that would otherwise be effective or applicable under any of the

Loan Documents during the continuance of any Default or Event of Default. "FORBEARANCE PERIOD" means the period beginning on the Effective Date (as defined in Section 10 below) and ending on the earliest to occur of (any such occurrence being a "TERMINATION EVENT"): (i) November 30, 2001, (ii) the occurrence of any Default other than a Specified Default, (iii) the commencement by any holder of Debt of the Borrower or any of its Subsidiaries (or by any indenture trustee or agent therefor), other than (x) Debt outstanding under the Loan Documents and (y) Debt held by no more than two entities in an aggregate principal amount not in excess of $500,000, of the exercise of any remedy or the taking by any such party of any other action in furtherance of collection or enforcement of any claim or Lien against the Borrower, any such Subsidiary or any of their respective assets or (iv) failure by the Borrower to comply with any of its obligations under this Agreement.(b) Upon a Termination Event, the agreement of the Agents and the Lenders hereunder to forbear from exercising their default-related remedies shall immediately terminate without the requirement of any demand, presentment, protest or notice of any kind, all of which the Borrower waives. The Borrower agrees that the Agents and the Lenders may at any time thereafter proceed to exercise any and all of their respective rights and remedies under any or all of the Loan Documents and/or applicable law, including, without limitation, their respective rights and remedies in connection with any or all of the Defaults, including, without limitation, the Specified Defaults.

      (c) Any agreement to extend the Forbearance Period must be set forth in writing and signed by the Agents and the Required Lenders.

      (d) THE BORROWER ACKNOWLEDGES AND AGREES THAT THE AGREEMENT OF THE AGENTS AND THE LENDERS HEREUNDER (I) TO FORBEAR FROM EXERCISING THEIR DEFAULT-RELATED REMEDIES WITH RESPECT TO THE SPECIFIED DEFAULTS AND (II) TO PERMIT THE MAKING OF THE PERMITTED BORROWING (AS DEFINED BELOW) AND THE ISSUANCE OF THE PERMITTED LETTERS OF CREDIT (AS DEFINED BELOW), SHALL NOT CONSTITUTE A WAIVER OF SUCH SPECIFIED DEFAULTS AND THAT THE AGENTS AND THE LENDERS EXPRESSLY RESERVE ALL RIGHTS AND REMEDIES THAT THE AGENTS AND THE LENDERS NOW OR MAY IN THE FUTURE HAVE UNDER ANY OR ALL OF THE LOAN DOCUMENTS AND/OR APPLICABLE LAW IN CONNECTION WITH ALL DEFAULTS AND EVENTS OF DEFAULT (INCLUDING WITHOUT LIMITATION THE SPECIFIED DEFAULTS).

      SECTION 3. Permitted Single Working Capital Borrowing and L/C Rollovers. Notwithstanding the occurrence and continuation of the Specified Defaults, the Borrower shall be permitted, subject to the other terms and conditions of the Credit Agreement and solely upon the effectiveness of this Agreement, (i) to make one Working Capital Borrowing on the Effective Date in an aggregate principal amount not to exceed $2,000,000 (the "PERMITTED

BORROWING") and (ii) solely with respect to Letters of Credit that are outstanding on the Effective Date, to renew such Letters of Credit on the same terms (including without limitation amount but excluding expiration date) and to replace any such Letters of Credit that by their current terms expire with new Letters of Credit having the same terms (including without limitation amount but excluding expiration date) and for the same purposes (such new Letters of Credit, together with such renewed Letters of Credit, the "PERMITTED LETTERS OF CREDIT"). Other than the making of the Permitted Borrowing and the issuance of the Permitted Letters of Credit, the Borrower shall not have the right to obtain and no Lender shall have any obligation to make, issue or renew, any Advance or any Letter of Credit or any other extension of credit under the Credit Agreement or any other Loan Document, without the prior written consent of the Required Lenders.

      SECTION 4. General Release. In consideration of, among other things, the forbearance provided for herein and the receipt of the proceeds of the Permitted Borrowing and the issuance of the Permitted Letters of Credit, the Parent and the Borrower, on behalf of itself and their respective Subsidiaries and its and their successors and assigns (collectively, "RELEASORS"), hereby forever waives, releases and discharges to the fullest extent permitted by law any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), causes of action, demands, suits, costs, expenses and damages (collectively, the "CLAIMS"), that any Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity, against any or all of the Agents and any Lender and their respective affiliates, shareholders and "controlling persons" (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys and other representatives of each of the foregoing (collectively, the "RELEASEES"), based in whole or in part on facts, whether or not now known, existing on or before the execution of this Agreement, except for Claims solely arising out of the gross negligence or wilful misconduct of any Releasees (the "EXCLUDED CLAIMS"). Acceptance by the Borrower of any Working Capital Advances or other financial accommodations made by the Agents or any Lender after the date hereof (including, without limitation, the accommodations contained in this Agreement) shall constitute a ratification, adoption and confirmation by Releasors of the foregoing general release of all Claims other than the Excluded Claims against any Releasee which are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt of any such Working Capital Advances or other financial accommodations. In entering into this Agreement, the Borrower has consulted with and been represented by counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the release set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section shall survive the termination of the Credit Agreement and the other Loan Documents and payment in full of all amounts owing thereunder.

      SECTION 5. Representations and Covenants of Borrower. (a) The Borrower represents and warrants that (i) the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents will be true on and as of the Effective Date (assuming for such purposes that this Agreement constitutes a Loan Document) and (ii) no Default or Event of Default will have occurred and be continuing on such date, other than the Specified Defaults. The Borrower confirms that the Credit Agreement and the other Loan Documents are in full force and effect.

      (b) In addition to the restrictions set forth in the Credit Agreement with respect to Capital Expenditures, the Borrower will not make, and will not permit any of its Subsidiaries to make, any Capital Expenditures other than (i) Capital Expenditures with respect to Hotel Collateral, (ii) Capital Expenditures that have been commenced prior to the Effective Date, (iii) Capital Expenditures that are financed solely with funds that have been segregated in an escrow account for the sole purpose of financing such Capital Expenditures or with cash flow so long as such cash flow will be reimbursed in full with funds on deposit in any such escrow account; provided that no Capital Expenditures shall be permitted in reliance on this clause (iii) to the extent financed with the proceeds of the Permitted Borrowing and (iv) other Capital Expenditures made on an emergency basis in an aggregate amount not in excess of $250,000. Failure to comply with this Section shall constitute an "Event of Default" under the Credit Agreement.

      (c) In addition to the information required to be furnished under the Loan Documents to the Agent and the Lender Parties (including without limitation pursuant to Section 5.03 of the Credit Agreement), the Parent will furnish to the Agent and the Lender Parties, with respect to each real property of the Parent and its Subsidiaries (whether or not such property is a Hotel Collateral Property), any revisions to the negotiated PIPs effected after the Effective Date.

      (d) The covenants set forth in subsections (b) and (c) above will terminate on November 30, 2001. Any agreement to waive compliance with such covenants while such covenants are in effect must be set forth in writing and signed by the Agents and the Required Lenders.

      SECTION 6. Monthly Interest Payments. Notwithstanding anything to the contrary in the Credit Agreement, beginning on November 30, 2001, the Borrower shall pay accrued and unpaid interest on the unpaid principal amount of each Advance owing to any Lender monthly in arrears on the last Business Day of each calendar month, and failure to comply with this Section shall constitute an "Event of Default" under the Credit Agreement. Nothing in this Section 6 shall limit the obligations of the Borrower prior to November 30, 2001 to pay interest when due on Advances outstanding on the Effective Date in accordance with
Section 2.07 of the Credit Agreement.

      SECTION 7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      SECTION 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall constitute a Loan Document.

      SECTION 9. No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Agents and the Lenders and their respective successors and assigns. No Person other than the parties hereto and any other Lender, and, in the case of Section 4 hereof, the Releasees, shall have any rights hereunder or be entitled to rely on this Agreement, and all third-party beneficiary rights (other than the rights of the Releasees under Section 4 hereof and any other Lender) are hereby expressly disclaimed.

      SECTION 10. Effectiveness. This Agreement shall become effective on the date when the following conditions are met (the "EFFECTIVE DATE"):

            (a) the Administrative Agent shall have received from each of the Borrower and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;

            (b) the Borrower shall have permanently reduced the Unused Working Capital Commitments pursuant to Section 2.05 of the Credit Agreement and, after giving effect to such reduction (but prior to giving effect to the Permitted Borrowing), the Unused Working Capital Commitments shall not exceed $5,000,000; and

            (c) (i) the Borrower shall have consummated the sale of the Comfort Inn located in Roseville for gross cash proceeds of at least $4,225,000, substantially on the terms described by the Borrower to the Agents prior to the date hereof and (ii) the Borrower shall have permanently prepaid pursuant to Section 2.06(b) of the Credit Agreement

      Term Advances in an aggregate principal amount at least equal to $4,000,000.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its officer thereunder duly authorized, as of the first written above.

                               LODGIAN FINANCING CORP.

                               By: /s/ Karyn Gutierrez
                                   -----------------------------------
                               Title: President


                               LODGIAN, INC.

                               By: /s/ Karyn Gutierrez
                                   -----------------------------------
                               Title: Executive Vice President


                               MORGAN STANLEY SENIORFUNDING, INC.,
                               as Administrative Agent

                               By: /s/ Stephen Hannan
                                   -----------------------------------
                               Title: Vice President


                               LEHMAN COMMERCIAL PAPER INC.,
                               as Documentation Agent

                               By: /s/ Francis X. Gilhool
                                   -----------------------------------
                               Title: Authorized Signatory

                               AFFILIATE GUARANTORS ANDGRANTORS

                               SERVICO, INC.

                               By: /s/ Karyn Gutierrez
                                   -----------------------------------
                               Title: President


                               IMPAC HOTEL GROUP, LLC

                               By: /s/ Karyn Gutierrez
                                   -----------------------------------
                               Title: President

                               SHEFFIELD MOTEL ENTERPRISES, INC.
                               DOTHAN HOSPITALITY 3053, INC.
                               DOTHAN HOSPITALITY 3071, INC.
                               GADSDEN HOSPITALITY, INC.
                               LODGIAN ANAHEIM INC.
                               LODGIAN ONTARIO INC.
                               SERVICO PENSACOLA, INC.
                               SERVICO PENSACOLA 7200, INC.
                               SERVICO PENSACOLA 7330, INC.
                               SERVICO FT. PIERCE, INC.
                               SERVICO WEST PALM BEACH, INC.
                               SERVICO WINTER HAVEN, INC.
                               ALBANY HOTEL, INC.
                               SERVICO NORTHWOODS, INC.
                               BRUNSWICK MOTEL ENTERPRISES, INC.
                               SERVICO CEDAR RAPIDS, INC.
                               SERVICO METAIRIE, INC.
                               SERVICO COLUMBIA, INC.
                               SERVICO COLESVILLE, INC.
                               SERVICO MARYLAND, INC.
                               NH MOTEL ENTERPRISES, INC.
                               MINNEAPOLIS MOTEL ENTERPRISES, INC.
                               SERVICO ROSEVILLE, INC.
                               LODGIAN MOUNT LAUREL, INC.
                               SERVICO JAMESTOWN, INC.
                               SERVICO NEW YORK, INC.
                               SERVICO NIAGARA FALLS, INC.
                               SERVICO GRAND ISLAND, INC.
                               FAYETTEVILLE MOTEL ENTERPRISES, INC.
                               APICO INNS OF GREEN TREE, INC.
                               APICO HILLS, INC.
                               SERVICO HILTON HEAD, INC.
                               SERVICO AUSTIN, INC.
                               SERVICO MARKET CENTER, INC.
                               SERVICO HOUSTON, INC.

                               By: /s/ Karyn Gutierrez
                                   -----------------------------------
                               Title: President


                               AMI OPERATING PARTNERS, L.P.

                               By: AMIOP Acquisition Corp.,
                                   it general partner

                               By: /s/ Karyn Gutierrez
                                   -----------------------------------
                               Title:

                               SERVICO CENTRE ASSOCIATES, LTD.

                               By: Palm Beach Motel Enterprises,
                                   its general partner

                               By: /s/ Karyn Gutierrez
                                   -----------------------------------
                               Title:


                               LITTLE ROCK LODGING ASSOCIATES I,
                               LIMITED PARTNERSHIP

                               By: Lodgian Richmond SPE Inc.

                               By: /s/ Karyn Gutierrez
                                   -----------------------------------
                               Title:


                               ATLANTA HILLSBORO LODGING, LLC
                               LODGIAN RICHMOND L.L.C.

                               By: /s/ Karyn Gutierrez
                                   -----------------------------------
                               Title: Manager


                               LENDERS:


                               MORGAN STANLEY SENIOR FUNDING, INC.

                               By: /s/ Stephen Hannan
                                   -----------------------------------
                               Title: Vice President

                               ARCHIMEDES FUNDING II, LTD.

                               By: ING Capital Advisors LLC, as
                                   -----------------------------------
                                   Collateral Manager


                               By:
                                   -----------------------------------
                               Title:

                               ARCHIMEDES FUNDING LLC

                               By: ING Capital Advisors LLC,
                                   as Collateral Manager


                               By:
                                   -----------------------------------
                               Title:

                               BLACK DIAMOND CLO 1998-1 LTD.


                               By: /s/ Alan Corkish
                                   -----------------------------------
                                   Title: Director

                               BLACK DIAMOND CLO 2000-1 LTD.


                               By: /s/ Alan Corkish
                                   -----------------------------------
                               Title: Director

                               BLUE SQUARE FUNDING LIMITED SERIES 3

                               By: /s/ Jennifer Bohannon
                                   -----------------------------------
                               Title: Associate

                               CHANG HWA COMMERCIAL BANK LTD.,NEW YORK BRANCH

                               By:
                                   -----------------------------------
                               Title:

                               CANADIAN IMPERIAL BANK OF COMMERCE


                               By: /s/ William M. Swenson
                                   -----------------------------------
                               Title: Authorized Signatory

                               ELF FUNDING TRUST I

                               By: Highland Capital Management, L.P.
                                   as Collateral Manager


                               By: /s/ Mark K. Okada
                                   -----------------------------------
                               Title: Executive Vice President

                               EMERALD ORCHARD LIMITED


                               By:
                                   -----------------------------------
                               Title:

                               GLENEAGLES TRADING LLC


                               By: /s/ Ann E. Morris
                                   -----------------------------------
                               Title: Asst. Vice President

                               HIGHLAND LEGACY LIMITED

                               By: Highland Capital Management, L.P.
                                   as Collateral Manager


                               By: /s/ Mark K. Okada
                                   -----------------------------------
                               Title: Executive Vice President

                               THE ING CAPITAL SENIOR SECURED
                               HIGH INCOME FUND, L.P.

                               By: ING Capital Advisors LLC,
                                   as Investment Advisor


                               By:
                                   -----------------------------------
                               Title:

                               KZH HIGHLAND-2 LLC


                               By: /s/ Susan Lee
                                   -----------------------------------
                               Title: Authorized Agent

                               KZH STERLING LLC


                               By: /s/ Susan Lee
                                   -----------------------------------
                               Title: Authorized Agent

                               LEHMAN BROTHERS


                               By: /s/ Francis X. Gilhool
                                   -----------------------------------
                               Title: Authorized Signatory

                               LONG LANE MASTER TRUST IV

                               By: Fleet National Bank
                                   as Trust Administrator


                               By: /s/ Kevin Kerns
                                   -----------------------------------
                               Title: Managing Director

                               ML CBO IV (CAYMAN) LTD.

                               By: Highland Capital Management, L.P.
                                   as Collateral Manager


                               By: /s/ Mark K. Okada
                                   -----------------------------------
                               Title: Executive Vice President

                               MERRILL LYNCH MASTER SENIOR FLOATING
                               RATE FUND, INC.


                               By:
                                   -----------------------------------
                               Title:

                               MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                               By:
                                   -----------------------------------
                               Title:

                               NEMEAN CLO, LTD.

                               By: ING Capital Advisors LLC,
                                   as Collateral Manager


                               By:
                                   -----------------------------------
                               Title:

                               PILGRIM CLO


                               By:
                                   -----------------------------------
                               Title:

                               PILGRIM PRIME RATE TRUST


                               By:
                                   -----------------------------------
                               Title:

                               PROVIDENT


                               By:
                                   -----------------------------------
                               Title:

                               SEQUILS-ING I (HBDGM), LTD.

                               By: ING Capital Advisors LLC,
                                   as Collateral Manager

                               By:
                                   -----------------------------------
                               Title:

                               SRV-HIGHLAND, INC.


                               By: /s/ Ann E. Morris
                                   -----------------------------------
                               Title: Assistant Vice President

                               SUTTER CBO 1998-1


                               By:
                                   -----------------------------------
                               Title:

                               SUTTER CBO 1999-1


                               By:
                                   -----------------------------------
                               Title:

                               TRANSAMERICA EQUIPMENT FINANCIAL
                               SERVICES CORPORATION


                               By: /s/ Ron Linn
                                   ---------------------------------------
                               Title: Vice President Region Credit Manager

                               WELLS FARGO BANK


                               By:
                                   -----------------------------------
                               Title:

                                     CONSENT

                                                    Dated as of October 17, 2001

      Each of the undersigned as a Loan Party under the Credit Agreement referred to in the foregoing Forbearance Agreement, hereby consents to such Forbearance Agreement and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Forbearance Agreement, each Loan Document to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Collateral Documents to which such Loan Party is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).


                               SERVICO, INC.

                               By:
                               Title:


                               IMPAC HOTEL GROUP, LLC

                               By:
                               Title:


                               SHEFFIELD MOTEL ENTERPRISES, INC.
                               DOTHAN HOSPITALITY 3053, INC.
                               DOTHAN HOSPITALITY 3071, INC.
                               GADSDEN HOSPITALITY, INC.
                               LODGIAN ANAHEIM INC.
                               LODGIAN ONTARIO INC.
                               SERVICO PENSACOLA, INC.
                               SERVICO PENSACOLA 7200, INC.
                               SERVICO PENSACOLA 7330, INC.
                               SERVICO FT. PIERCE, INC.
                               SERVICO WEST PALM BEACH, INC.
                               SERVICO WINTER HAVEN, INC.
                               ALBANY HOTEL, INC.

                               SERVICO NORTHWOODS, INC.
                               BRUNSWICK MOTEL ENTERPRISES, INC.
                               SERVICO CEDAR RAPIDS, INC.
                               SERVICO METAIRIE, INC.
                               SERVICO COLUMBIA, INC.
                               SERVICO COLESVILLE, INC.
                               SERVICO MARYLAND, INC. NH MOTEL ENTERPRISES, INC. MINNEAPOLIS MOTEL ENTERPRISES, INC.
                               SERVICO ROSEVILLE, INC.
                               LODGIAN MOUNT LAUREL, INC.
                               SERVICO JAMESTOWN, INC.
                               SERVICO NEW YORK, INC.
                               SERVICO NIAGARA FALLS, INC.
                               SERVICO GRAND ISLAND, INC.
                               FAYETTEVILLE MOTEL ENTERPRISES, INC.
                               APICO INNS OF GREEN TREE, INC.
                               APICO HILLS, INC.
                               SERVICO HILTON HEAD, INC.
                               SERVICO AUSTIN, INC.
                               SERVICO MARKET CENTER, INC.
                               SERVICO HOUSTON, INC.

                               By:
                               Title: President


                               AMI OPERATING PARTNERS, L.P.

                               By:  AMIOP Acquisition Corp., it general partner

                               By:
                               Title:


                               SERVICO CENTRE ASSOCIATES, LTD.

                               By: Palm Beach Motel Enterprises, its general
                                   partner

                               By:
                               Title:

                               LITTLE ROCK LODGING ASSOCIATES I,
                               LIMITED PARTNERSHIP

                               By: Lodgian Richmond SPE Inc.

                               By:
                               Title:


                               ATLANTA HILLSBORO LODGING, LLC
                               LODGIAN RICHMOND L.L.C.

                               By:
                               Title: Manager